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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2003

IHOP CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-8360 (Commission File Number)	95-3038279 (I.R.S. Employer Identification No.)

450 North Brand, Glendale, California (Address of principal executive offices)	91203 (Zip Code)

(818) 240-6055
Registrant's telephone number, including area code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. REGULATION FD DISCLOSURE.

        On March 24, IHOP Corp. issued a press release announcing several strategic financial decisions, including a quarterly cash dividend of $0.25 per share of common stock, which will be payable May 19, 2003 to stockholders of record as of May 1, 2003. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

        Also on March 24, 2003, IHOP Corp. held a conference call to discuss its strategic financial decisions. A copy of the prepared remarks of management is attached as Exhibit 99.2, and incorporated herein by reference. A copy of the slide presentation accompanying management's discussion during the conference call is attached as Exhibit 99.3, and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)
Exhibits

        The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press release of Registrant, dated March 24, 2003.
99.2	Prepared remarks of management of Registrant for conference call held on March 24, 2003.
99.3	Slide presentation accompanying management's discussion during conference call held on March 24, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: March 24, 2003	By:	/s/ MARK D. WEISBERGER Mark D. Weisberger Secretary

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EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description
99.1	Press release of Registrant, dated March 24, 2003.
99.2	Prepared remarks of management of Registrant for conference call held on March 24, 2003.
99.3	Slide presentation accompanying management's discussion during conference call held on March 24, 2003.

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  Item 9. REGULATION FD DISCLOSURE.
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K